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                    [LETTERHEAD OF PRICEWATERHOUSECOOPERS]
                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Wesley Jessen Vision Care, Inc. of our report dated June 25, 1999 relating to the financial statements, which appears on this Form 11-K.



PricewaterhouseCoopers LLP

San Juan, Puerto Rico
June 29, 1999